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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                           EFFICIENT NETWORKS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                                        75-248-6865
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     (State of Incorporation)              (I.R.S. Employer Identification No.)

4201 Spring Valley Road, Suite 1200,  Dallas, TX                      75244
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(Address of principal executive offices)                            (ZIP Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates (if
applicable):    333-77795
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Securities to be registered pursuant to Section 12(b) of the Act:


          Title of each class              Name of each exchange on which
          to be so registered               each class is to be registered
               None
_________________________              _________________________________________

_________________________              _________________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.001 per share
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                               (Title of class)


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                               (Title of class)
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Information Required in Registration Statement

Item 1.   Description of Registrant's Securities to be Registered

          Incorporated by reference to the "Description of Capital Stock" section of the Registrant's preliminary prospectus filed with the Securities and Exchange Commission on May 5, 1999, as amended on June 9, 1999 and June 22, 1999 (the "Form S-1 Registration Statement").

Item 2.   Exhibits

          The following exhibits are filed as part of this registration statement:

          3.1(1) Form of Amended and Restated Certificate of Incorporation to be effective upon the completion of the offering.

          3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

          4.1 Specimen Common Stock Certificate (standard form, not filed).


_______________________

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-77795), filed on May 5, 1999.

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                                   Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  June 22, 1999                   Efficient Networks, Inc.


                                        By: /s/ Mark A. Floyd
                                            ---------------------------------
                                            Mark A. Floyd
                                            Chief Executive Officer

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                               Index to Exhibits

 Exhibit                             Description
 Number
----------------         ----------------------------------------
 3.1(1)                  Form of Amended and Restated Certificate of
                         Incorporation to be effective upon the completion of the offering.

 3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

 4.1 Specimen Common Stock Certificate (standard form, not filed).

________________

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-77795), filed on May 5, 1999.

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